UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2006

PAINCARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	1-14160	06-1110906
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1030 N. Orange Avenue, Ste. 105, Orlando,
Florida		32801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (407) 367-0944
Registrant’s facsimile number, including area code: (407) 367-0950
Registrant’s Website address: www.paincareholdings.com

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.01 Notice of Delisting and Failure to Satisfy a Continuing Listing of all our Standards; Transfer of Listing.

On May 16, 2006, the Company issued a press release regarding the approval by the American Stock Exchange of the Company's plan to regain compliance with the continued listing standards. A copy of the press release is attached as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release issued May 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 16, 2006		PAINCARE HOLDINGS, INC.

	BY:	/s/ MARK SZPORKA
Chief Financial Officer